UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 7, 2009

Southern Connecticut Bancorp, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Connecticut	000-49784	06-1609692
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Church Street
New Haven, Connecticut		06510
(Address of Principal Executive Offices)		(Zip Code)
(203) 782-1100
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On April 7, 2009, the Board of Directors of Southern Connecticut Bancorp, Inc. (the “Company”) delivered a letter to Mr. Lawrence B. Seidman inviting him to join the Company’s Board of Directors at any time during 2009.  A copy of the letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

ITEM 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Letter to Lawrence B. Seidman dated April 7, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2008	SOUTHERN CONNECTICUT BANCORP, INC. /s/ John H. Howland John H. Howland President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter to Lawrence B. Seidman dated April 7, 2009.